UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                811-22884

                           The Gabelli Global Small and Mid Cap Value Trust

(Exact name of registrant as specified in charter)

One Corporate Center

                           Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Global Small and Mid Cap Value Trust

Annual Report — December 31, 2018

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA	Christopher J. Marangi	Kevin V. Dreyer	Jeffrey J. Jonas, CFA
Chief Investment Officer	Co-Chief Investment Officer BA, Williams College MBA, Columbia Business School	Co-Chief Investment Officer BSE, University of Pennsylvania MBA, Columbia Business School	Portfolio Manager BS, Boston College

To Our Shareholders,

For the year ended December 31, 2018, the net asset value (NAV) total return of The Gabelli Global Small and Mid Cap Value Trust (the Fund) was (15.2)%, compared with a total return of (13.5)% for the Morgan Stanley Capital International (MSCI) World SMID Cap Index. The total return for the Fund’s publicly traded shares was (23.1)%. The Fund’s NAV per share was $12.41, while the price of the publicly traded shares closed at $9.80 on the New York Stock Exchange (NYSE). See page 2 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2018.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports in paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Comparative Results

Average Annual Returns through December 31, 2018 (a) (Unaudited)			Since
			Inception
	1 Year	3 Year	(06/23/14)
Gabelli Global Small and Mid Cap Value Trust
NAV Total Return (b)	(15.17)%	3.22%	2.49%
Investment Total Return (c)	(23.08)	(0.41)	(3.37)
MSCI World SMID Cap Index	(13.48)	5.33	2.74 (d)

(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund’s use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The MSCI World SMID Cap Index captures small and mid cap representation across 23 developed markets. Dividends are considered reinvested. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, adjustments for rights offerings, and are net of expenses. Since inception return is based on an initial NAV of $12.00.

(c)

Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $12.00.

(d)	From June 30, 2014, the date closest to the Fund’s inception for which data are available.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2018:

The Gabelli Global Small and Mid Cap Value Trust

Food and Beverage	15.4%
U.S. Government Obligations	13.3%
Health Care	5.6%
Financial Services	4.9%
Building and Construction	4.3%
Consumer Products	4.2%
Diversified Industrial	3.7%
Machinery	3.4%
Hotels and Gaming	3.3%
Business Services	3.3%
Wireless Communications	3.1%
Energy and Utilities: Natural Gas	2.9%
Computer Software and Services	2.7%
Retail	2.4%
Entertainment	2.3%
Equipment and Supplies	2.3%
Aerospace	2.2%
Specialty Chemicals	2.1%
Media	1.8%
Automotive: Parts and Accessories	1.8%
Electronics	1.8%
Cable and Satellite	1.6%

Automotive	1.5%
Telecommunications	1.4%
Broadcasting	1.4%
Environmental Services	1.1%
Energy and Utilities: Water	1.0%
Energy and Utilities: Integrated	0.8%
Transportation	0.8%
Publishing	0.8%
Energy and Utilities: Electric	0.5%
Consumer Services	0.5%
Energy and Utilities: Services	0.5%
Aviation: Parts and Services	0.4%
Metals and Mining	0.4%
Real Estate	0.2%
Manufactured Housing and Recreational Vehicles	0.2%
Closed-End Funds	0.1%
Educational Services	0.0%*

100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Global Small and Mid Cap Value Trust

Schedule of Investments — December 31, 2018

Shares		Cost	Market Value

	COMMON STOCKS — 86.4%
	Aerospace — 2.2%
12,500	Aerojet Rocketdyne Holdings Inc.†	$239,642	$440,375
128,000	BBA Aviation plc	420,556	355,991
4,000	Esterline Technologies Corp.†	459,720	485,800
16,500	Kaman Corp.	671,165	925,485
100,000	Rolls-Royce Holdings plc†	883,455	1,057,918
4,600,000	Rolls-Royce Holdings plc, Cl. C†(a)	5,927	5,863
1,313	United Technologies Corp.	162,379	139,808

		2,842,844	3,411,240

	Automotive — 1.5%
4,300	Ferrari NV	173,608	427,592
76,000	Navistar International Corp.†	1,476,405	1,972,200

		1,650,013	2,399,792

	Automotive: Parts and Accessories — 1.8%
49,000	Brembo SpA	354,018	499,381
90,400	Dana Inc.	1,591,904	1,232,152
5,000	Linamar Corp.	204,376	165,910
16,000	Modine Manufacturing Co.†	218,617	172,960
40,000	Uni-Select Inc.	650,549	568,708
2,500	Visteon Corp.†	143,417	150,700

		3,162,881	2,789,811

	Aviation:Parts and Services — 0.4%
9,500	AAR Corp.	379,707	354,730
6,000	Arconic Inc.	114,922	101,160
1,000	Curtiss-Wright Corp.	69,929	102,120
4,000	Ducommun Inc.†	136,320	145,280

		700,878	703,290

	Broadcasting — 1.4%
10,000	Beasley Broadcast Group Inc., Cl. A	53,122	37,500
93,000	Corus Entertainment Inc., Cl. B	331,971	324,260
9,000	Discovery Inc., Cl. A†	240,283	222,660
38,000	Grupo Televisa SAB, ADR	717,739	478,040
270,000	ITV plc	665,686	429,661
500	Liberty Broadband Corp., Cl. A†	25,309	35,905
1,603	Liberty Broadband Corp., Cl. C†	77,452	115,464
2,000	Liberty Media Corp.-Liberty SiriusXM, Cl. A†	74,602	73,600
12,000	Sinclair Broadcast Group Inc., Cl. A	348,540	316,080
25,000	Sirius XM Holdings Inc.	131,250	142,750

		2,665,954	2,175,920

	Building and Construction — 4.3%
8,000	Arcosa Inc.†	210,594	221,520
15,500	Armstrong Flooring Inc.†	266,116	183,520
1,000	Bouygues SA	42,081	35,908

Shares		Cost	Market Value

20,000	GCP Applied Technologies Inc.†	$538,570	$491,000
11,000	IES Holdings Inc.†	191,006	171,050
7,910	Johnson Controls International plc	287,860	234,532
125,000	USG Corp.	5,393,435	5,332,500

		6,929,662	6,670,030

	Business Services — 3.3%
3,000	Aramark	78,477	86,910
3,000	Core-Mark Holding Co. Inc.	93,316	69,750
92,000	Diebold Nixdorf Inc.	893,729	229,080
10,000	Donnelley Financial Solutions, Inc.†	199,034	140,300
15,000	Fly Leasing Ltd., ADR†	211,542	158,400
52,500	Herc Holdings Inc.†	1,772,902	1,364,475
40,808	JCDecaux SA	1,373,007	1,146,452
13,000	Loomis AB, Cl. B	385,730	419,499
21,200	Macquarie Infrastructure Corp.	969,536	775,072
20,000	Ocean Outdoor Ltd.†(a)	194,799	191,500
4,000	Ströeer SE & Co. KGaA	86,799	193,311
2,500	The Brink’s Co.	52,037	161,625
12,000	The Interpublic Group of Companies Inc.	227,975	247,560

		6,538,883	5,183,934

	Cable and Satellite — 1.6%
1,000	AMC Networks Inc., Cl. A†	60,778	54,880
350	Cable One Inc.	92,298	287,035
5,000	Cogeco Communications Inc.	272,488	240,917
80,733	Dish TV India Ltd., GDR	90,569	41,012
12,000	Intelsat SA†	237,805	256,680
15,834	Liberty Global plc, Cl. A†	376,773	337,898
51,712	Liberty Global plc, Cl. C†	1,344,945	1,067,336
1,126	Liberty Latin America Ltd., Cl. A†	22,589	16,304
1,000	Rogers Communications Inc., Cl. B	51,153	51,260
5,000	Sky plc(a)	51,413	110,125

		2,600,811	2,463,447

	Computer Software and Services — 2.7%
10,000	Apptio Inc., Cl. A†	379,550	379,600
5,000	AVEVA Group plc	159,484	154,227
9,000	Blucora Inc.†	73,208	239,760
14,000	Carbonite Inc.†	164,377	353,640
323	Dell Technologies Inc., Cl. C†	14,858	15,785
40,000	Imperva Inc.†	2,222,358	2,227,600
21,000	Internap Corp.†	203,993	87,150
3,000	InterXion Holding NV†	81,282	162,480
1,000	Perspecta Inc.	20,997	17,220
4,000	Rocket Internet SE†	93,061	92,485
2,000	Twitter Inc.†	33,707	57,480

See accompanying notes to financial statements.

4

The Gabelli Global Small and Mid Cap Value Trust

Schedule of Investments (Continued) — December 31, 2018

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Computer Software and Services (Continued)
2,500	zooplus AG†	$419,427	$340,574

		3,866,302	4,128,001

	Consumer Products — 4.2%
2,400	Church & Dwight Co. Inc.	80,954	157,824
200	dormakaba Holding AG	98,379	120,663
3,000	Edgewell Personal Care Co.†	150,675	112,050
7,400	Energizer Holdings Inc.	265,879	334,110
20,300	Hunter Douglas NV	863,311	1,353,659
300	L’Oreal SA	48,139	69,158
13,000	Marine Products Corp.	91,113	219,830
11,500	Mattel Inc.†	145,835	114,885
12,500	Nilfisk Holding A/S†	592,509	442,147
600	Nintendo Co. Ltd., ADR	12,318	19,860
1,500	Salvatore Ferragamo SpA	29,710	30,342
45,000	Scandinavian Tobacco Group A/S	719,372	541,740
6,000	Shiseido Co. Ltd.	108,513	377,282
3,500	Spectrum Brands Holdings Inc.	180,815	147,875
63,000	Swedish Match AB	2,052,990	2,481,488

		5,440,512	6,522,913

	Consumer Services — 0.5%
110,000	AA plc	220,343	105,154
3,000	Allegion plc	178,596	239,130
17,500	Ashtead Group plc	295,727	365,141
30,000	MoneyGram International Inc.†	146,398	60,000

		841,064	769,425

	Diversified Industrial — 3.7%
30,000	Ampco-Pittsburgh Corp.†	256,855	93,000
3,000	Crane Co.	228,916	216,540
24,362	EnPro Industries Inc.	1,631,956	1,464,156
38,000	Greif Inc., Cl. A	1,910,291	1,410,180
25,000	Griffon Corp.	317,321	261,250
3,000	Haynes International Inc.	106,262	79,200
1,500	Jardine Matheson Holdings Ltd.	99,634	104,370
2,000	Jardine Strategic Holdings Ltd.	90,135	73,420
1,000	Moog Inc., Cl. A	84,564	77,480
24,200	Myers Industries Inc.	387,061	365,662
5,000	Raven Industries Inc.	95,464	180,950
5,000	Smiths Group plc	95,104	86,928
4,000	Sulzer AG	398,284	317,632
36,000	Toray Industries Inc.	288,924	253,565
13,000	Tredegar Corp.	222,491	206,180
6,000	Trinity Industries Inc.	142,002	123,540
12,000	Ultra Electronics Holdings plc	252,798	198,838
16,500	Wartsila OYJ Abp	266,345	262,683

		6,874,407	5,775,574

Shares		Cost	Market Value

	Educational Services — 0.0%
10,000	Universal Technical Institute Inc.†	$26,376	$36,500

	Electronics — 1.8%
7,000	Datalogic SpA	81,862	163,613
44,000	Sony Corp., ADR	1,150,605	2,124,320
25,000	Sparton Corp.†	588,148	454,750

		1,820,615	2,742,683

	Energy and Utilities: Electric — 0.5%
31,200	Algonquin Power & Utilities Corp.	241,059	313,783
5,500	El Paso Electric Co.	238,231	275,715
7,500	Fortis Inc.	222,079	250,018

		701,369	839,516

	Energy and Utilities: Integrated — 0.8%
10,000	Avista Corp.	475,278	424,800
19,000	Estre Ambiental Inc.†	130,303	26,980
15,000	Hawaiian Electric Industries Inc.	481,548	549,300
85,000	Hera SpA	242,353	259,249

		1,329,482	1,260,329

	Energy and Utilities: Natural Gas — 2.9%
26,000	National Fuel Gas Co.	1,418,222	1,330,680
1,200	Southwest Gas Holdings Inc.	62,843	91,800
41,201	Vectren Corp.	2,955,526	2,965,648
5,500	Whiting Petroleum Corp.†	219,272	124,795

		4,655,863	4,512,923

	Energy and Utilities: Services — 0.5%
14,000	Dril-Quip Inc.†	564,843	420,420
10,830	KLX Energy Services Holdings Inc.†	320,964	253,964
210,000	SD Standard Drilling plc†	44,575	24,967
30,000	Weatherford International plc†	99,884	16,770

		1,030,266	716,121

	Energy and Utilities: Water — 1.0%
60,600	Beijing Enterprises Water Group Ltd.	40,697	30,878
1,400	Consolidated Water Co. Ltd.	16,458	16,324
17,000	Mueller Water Products Inc., Cl. A	150,695	154,700
56,500	Severn Trent plc	1,657,502	1,307,430

		1,865,352	1,509,332

	Entertainment — 2.3%
36,000	Borussia Dortmund GmbH & Co. KGaA	241,785	328,533
95,000	Entertainment One Ltd.	352,377	431,796
5,000	Golden Entertainment Inc.†	106,196	80,100
14,075	Liberty Media Corp.-Liberty Braves, Cl. A†	342,875	351,031

See accompanying notes to financial statements.

5

The Gabelli Global Small and Mid Cap Value Trust

Schedule of Investments (Continued) — December 31, 2018

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Entertainment (Continued)
21,011	Liberty Media Corp.- Liberty Braves, Cl. C†	$463,038	$522,964
6,000	Manchester United plc, Cl. A	95,044	113,880
476	Modern Times Group MTG AB, Cl. B	16,663	15,736
7,500	National CineMedia Inc.	45,009	48,600
5,000	Reading International Inc., Cl. A†	80,425	72,700
1,900	The Madison Square Garden Co., Cl. A†	298,263	508,630
16,000	Viacom Inc., Cl. A	449,254	444,960
11,000	Viacom Inc., Cl. B	275,652	282,700
13,000	Vivendi SA	315,907	316,961
69,000	Wow Unlimited Media Inc.†(b)	78,379	60,650

		3,160,867	3,579,241

	Environmental Services — 1.1%
40,000	Evoqua Water Technologies Corp.†	558,008	384,000
2,000	Stericycle Inc.†	135,877	73,380
10,000	Tomra Systems ASA	117,808	225,293
13,972	Waste Connections Inc.	498,660	1,037,421

		1,310,353	1,720,094

	Equipmentand Supplies — 2.3%
2,400	A.O. Smith Corp.	80,278	102,480
25,000	Flowserve Corp.	1,017,477	950,500
13,500	Graco Inc.	326,529	564,975
19,000	Interpump Group SpA	263,313	566,001
36,000	Mueller Industries Inc.	1,035,286	840,960
8,000	Watts Water Technologies Inc., Cl. A	640,925	516,240

		3,363,808	3,541,156

	Financial Services — 4.7%
600	Alleghany Corp.	289,509	373,992
7,000	Churchill Capital Corp., Cl. A†	67,183	66,850
16,000	FCB Financial Holdings Inc., Cl. A†	587,207	537,280
53,000	FinecoBank Banca Fineco SpA	350,403	533,042
35,000	Flushing Financial Corp.	688,790	753,550
110,000	GAM Holding AG	763,425	431,539
1,000	Groupe Bruxelles Lambert SA	82,544	87,169
24,000	H&R Block Inc.	517,650	608,880
9,000	Health Insurance Innovations Inc., Cl. A†	330,125	240,570
6,000	I3 Verticals Inc., Cl. A†	98,033	144,600
30,000	Kinnevik AB, Cl. A	1,017,669	714,209
55,000	Kinnevik AB, Cl. B	1,892,168	1,326,139
34,279	Oaktree Specialty Lending Corp.	210,482	145,000
64,000	Resona Holdings Inc.	314,077	308,716

Shares		Cost	Market Value

7,000	The Dun & Bradstreet Corp.	$1,000,837	$999,180

		8,210,102	7,270,716

	Food and Beverage — 15.4%
7,000	Britvic plc	68,455	71,333
3,000	Campbell Soup Co.	100,290	98,970
280	Chocoladefabriken Lindt & Spruengli AG	1,410,500	1,737,715
44,500	Chr. Hansen Holding A/S	1,856,391	3,937,497
6,000	Coca-Cola Amatil Ltd.	50,599	34,612
3,000	Coca-Cola HBC AG	67,427	93,760
110,000	Cott Corp.	985,921	1,533,400
336,000	Davide Campari-Milano SpA	1,363,094	2,843,021
6,000	Dean Foods Co.	78,159	22,860
1,400	Diageo plc, ADR	155,671	198,520
2,000	Fevertree Drinks plc	25,214	56,057
1,500	Fomento Economico Mexicano SAB de CV, ADR	122,470	129,075
1,000	Heineken Holding NV	68,070	84,499
5,000	Hostess Brands Inc.†	61,091	54,700
3,500	International Flavors & Fragrances Inc.	360,433	469,945
39,000	ITO EN Ltd.	967,542	1,752,429
600	J & J Snack Foods Corp.	56,239	86,754
12,000	Kameda Seika Co. Ltd.	593,554	542,494
10,000	Kerry Group plc, Cl. A	725,637	982,481
43,200	Kikkoman Corp.	948,844	2,329,383
101,000	Maple Leaf Foods Inc.	1,834,758	2,021,924
17,500	Massimo Zanetti Beverage Group SpA	169,995	115,291
18,000	Nomad Foods Ltd.†	293,861	300,960
11,000	Post Holdings Inc.†	546,380	980,430
765,198	Premier Foods plc†	496,801	321,856
7,000	Remy Cointreau SA	696,275	793,604
1,800	Symrise AG	97,498	133,022
400	The J.M. Smucker Co.	42,329	37,396
9,000	Treasury Wine Estates Ltd.	47,872	93,819
1,000	TreeHouse Foods Inc.†	82,695	50,710
40,000	Tsingtao Brewery Co. Ltd., Cl. H	264,487	161,420
215,000	Vitasoy International Holdings Ltd.	279,435	819,584
16,000	Yakult Honsha Co. Ltd.	826,068	1,126,956

		15,744,055	24,016,477

	Health Care — 5.6%
4,000	athenahealth Inc.†	565,977	527,720
10,000	Bausch Health Cos. Inc.†	177,000	184,700
100	Bio-Rad Laboratories Inc., Cl. A†	23,407	23,222
150	Bio-Rad Laboratories Inc., Cl. B†	35,257	34,820
85,000	BioScrip Inc.†	236,646	303,450
2,000	BioTelemetry Inc.†	49,636	119,440
75,000	BTG plc†	800,785	793,438
2,400	Cantel Medical Corp.	206,343	178,680

See accompanying notes to financial statements.

6

The Gabelli Global Small and Mid Cap Value Trust

Schedule of Investments (Continued) — December 31, 2018

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Health Care (Continued)
8,700	Cardiovascular Systems Inc.†	$182,491	$247,863
2,000	Charles River Laboratories International Inc.†	177,172	226,360
5,504	Cutera Inc.†	112,569	93,678
3,500	DaVita Inc.†	250,192	180,110
4,000	DENTSPLY SIRONA Inc.	144,206	148,840
2,000	Draegerwerk AG & Co. KGaA	111,590	94,410
30,000	Electromed Inc.†	199,314	152,700
55,000	Endo International plc†	812,178	401,500
20,000	Evolent Health Inc., Cl. A†	384,018	399,000
4,000	Gerresheimer AG	276,280	262,377
1,250	ICU Medical Inc.†	229,642	287,037
4,000	Idorsia Ltd.†	41,180	66,009
5,000	iKang Healthcare Group Inc., ADR†	102,100	101,900
80,000	InfuSystems Holdings Inc.†	217,340	275,200
2,000	Integer Holdings Corp.†	48,505	152,520
15,000	Lantheus Holdings Inc.†	211,042	234,750
1,500	Ligand Pharmaceuticals Inc.†	173,996	203,550
3,206	Medivir AB, Cl. B†	64,992	8,663
5,000	NeoGenomics Inc.†	37,598	63,050
4,000	Nevro Corp.†	251,014	155,560
4,500	Orthofix Medical Inc.†	156,521	236,205
20,351	Osiris Therapeutics Inc.†	162,891	274,739
44,000	Patterson Cos. Inc.	1,180,158	865,040
6,000	Perrigo Co. plc	309,714	232,500
6,000	Semler Scientific Inc.†	182,709	206,400
4,000	SurModics Inc.†	77,153	189,040
5,000	Teladoc Health Inc.†	232,650	247,850
5,000	TESARO Inc.†	367,618	371,250
500	The Cooper Companies Inc.	67,943	127,250
1,000	Zoetis Inc.	35,770	85,540

		8,895,597	8,756,361

	Hotels and Gaming — 3.3%
3,000	Eldorado Resorts Inc.†	120,606	108,630
24,000	Full House Resorts Inc.†	70,181	48,480
50,000	International Game Technology plc	941,539	731,500
866,250	Mandarin Oriental International Ltd.	1,531,058	1,767,150
18,000	MGM Resorts International	579,554	436,680
16,000	Pebblebrook Hotel Trust, REIT	523,136	452,960
8,000	Ryman Hospitality Properties Inc., REIT	401,597	533,520
260,000	The Hongkong & Shanghai Hotels Ltd.	366,870	368,559
6,500	Wynn Resorts Ltd.	778,863	642,915

		5,313,404	5,090,394

Shares		Cost	Market Value

	Machinery — 3.4%
16,000	Astec Industries Inc.	$604,017	$483,040
300	Bucher Industries AG	78,593	80,700
170,031	CNH Industrial NV, Borsa Italiana	1,466,939	1,528,894
245,000	CNH Industrial NV, New York	1,983,972	2,256,450
4,000	Twin Disc Inc.†	77,828	59,000
13,000	Xylem Inc.	482,286	867,360

		4,693,635	5,275,444

	Manufactured Housing and Recreational Vehicles — 0.2%
2,000	Cavco Industries Inc.†	147,003	260,760

	Media — 1.8%
63,000	Tribune Media Co., Cl. A	2,495,295	2,858,940

	Metals and Mining — 0.4%
3,000	Allegheny Technologies Inc.†	48,641	65,310
26,000	Cameco Corp.	255,105	295,100
12,000	TimkenSteel Corp.†	166,392	104,880
5,000	Wheaton Precious Metals Corp.	96,400	97,650

		566,538	562,940

	Publishing — 0.8%
1,250	Graham Holdings Co., Cl. B	549,538	800,725
2,000	Meredith Corp.	92,074	103,880
19,000	The E.W. Scripps Co., Cl. A	287,334	298,870

		928,946	1,203,475

	Real Estate — 0.2%
11,001	Griffin Industrial Realty Inc.	316,480	350,932

	Retail — 2.4%
2,000	Aaron’s Inc.	80,260	84,100
9,000	AutoNation Inc.†	416,566	321,300
9,500	Avis Budget Group Inc.†	232,302	213,560
400	Biglari Holdings Inc., Cl. A†	312,545	235,068
300	Biglari Holdings Inc., Cl. B†	73,801	34,074
800	Casey’s General Stores Inc.	79,285	102,512
2,900	Fnac Darty†	132,933	189,725
75,900	Hertz Global Holdings Inc.†	1,242,833	1,036,035
5,000	Macy’s Inc.	131,970	148,900
13,000	MarineMax Inc.†	190,283	238,030
3,000	Movado Group Inc.	62,981	94,860
1,200	Murphy USA Inc.†	58,913	91,968
4,000	Penske Automotive Group Inc.	150,947	161,280
5,000	PetIQ Inc.†	114,731	117,350
6,000	Rush Enterprises Inc., Cl. B	265,452	213,600
2,000	Sally Beauty Holdings Inc.†	52,415	34,100
400,000	Sun Art Retail Group Ltd.	441,576	407,637

		4,039,793	3,724,099

	Specialty Chemicals — 2.1%
8,500	Ashland Global Holdings Inc.	489,351	603,160
8,000	H.B. Fuller Co.	341,597	341,360
15,000	Huntsman Corp.	321,476	289,350

See accompanying notes to financial statements.

7

The Gabelli Global Small and Mid Cap Value Trust

Schedule of Investments (Continued) — December 31, 2018

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Specialty Chemicals (Continued)
80,000	Platform Specialty Products Corp.†	$828,376	$826,400
5,000	Sensient Technologies Corp.	332,569	279,250
16,000	SGL Carbon SE†	178,812	111,734
5,000	T Hasegawa Co. Ltd.	99,636	71,119
2,000	Takasago International Corp.	51,763	61,494
700	Treatt plc	3,479	3,819
34,021	Valvoline Inc.	683,411	658,306

		3,330,470	3,245,992

	Telecommunications — 1.4%
1,200	BCE Inc.	52,576	47,436
45,000	Communications Systems Inc.	286,415	91,350
14,000	Gogo Inc.†	92,271	41,860
6,000	Harris Corp.	476,034	807,900
6,000	Hellenic Telecommunications Organization SA, ADR	41,840	32,280
8,500	Loral Space & Communications Inc.†	352,916	316,625
100,000	Pharol SGPS SA†	34,665	18,699
33,000	Telekom Austria AG	210,582	251,057
33,000	Vodafone Group plc, ADR	908,738	636,240

		2,456,037	2,243,447

	Transportation — 0.8%
17,500	Fortress Transportation & Infrastructure Investors LLC	295,597	250,950
12,500	GATX Corp.	643,562	885,125
5,300	Viking Supply Ships AB†	121,433	106,634

		1,060,592	1,242,709

	Wireless Communications — 3.1%
65,500	Millicom International Cellular SA, SDR	4,201,775	4,149,662
13,000	United States Cellular Corp.†	491,986	675,610

		4,693,761	4,825,272

	TOTAL COMMON STOCKS	126,270,270	134,379,230

	CLOSED-END FUNDS — 0.1%
25,000	MVC Capital Inc.	284,990	205,250

	PREFERRED STOCKS — 0.2%
	Financial Services — 0.2%
18,200	The Phoenix Companies Inc., 7.450%, 01/15/32	333,127	286,650

	RIGHTS — 0.0%
	Health Care — 0.0%
1,500	Tobira Therapeutics Inc.†(a)	90	90

Principal Amount		Cost	Market Value

	U.S. GOVERNMENT OBLIGATIONS — 13.3%
$20,816,000	U.S. Treasury Bills, 2.204% to 2.460%††, 01/10/19 to 05/02/19	$20,734,965	$20,734,556

TOTAL INVESTMENTS — 100.0%		$147,623,442	155,605,776

Other Assets and Liabilities (Net)			(5,252,337)

PREFERRED STOCK
(1,200,000 preferred shares outstanding)			(30,000,000)

NET ASSETS — COMMON STOCK
(9,697,573 common shares outstanding)			$120,353,439

NET ASSET VALUE PER COMMON SHARE
($120,353,439 ÷ 9,697,573 shares outstanding)			$12.41

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the market value of the Rule 144A security amounted to $60,650 or 0.04% of total investments.

†	Non-income producing security.
††	Represents annualized yields at dates of purchase.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

Geographic Diversification	% of Total Investments	Market Value
United States	60.2%	$93,731,044
Europe	27.9	43,357,955
Japan	5.8	8,967,617
Canada	3.1	4,869,412
Asia/Pacific	2.6	4,004,361
Latin America	0.4	650,419
Africa/Middle East	0.0 *	24,968

Total Investments	100.0%	$155,605,776

*	Amount represents less than 0.05%.

See accompanying notes to financial statements.

8

The Gabelli Global Small and Mid Cap Value Trust

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments, at value (cost $147,623,442)	$155,605,776
Cash	35,089
Foreign currency, at value (cost $55,238)	55,238
Receivable for investments sold	1,250,847
Dividends receivable	227,974
Deferred offering expense	94,745
Prepaid expenses	1,337

Total Assets	157,271,006

Liabilities:
Distributions payable	22,708
Payable for fund shares redeemed	149,499
Payable for investments purchased	6,351,858
Payable for investment advisory fees	130,639
Payable for payroll expenses	57,293
Payable for accounting fees	7,500
Other accrued expenses	198,070

Total Liabilities	6,917,567

Cumulative Preferred Shares, $0.001 par value:
Series A Preferred Shares (5.450%, $25 liquidation value, 1,200,000 shares authorized with 1,200,000 shares issued and outstanding)	30,000,000

Net Assets Attributable to Common Shareholders	$120,353,439

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$113,764,353
Total distributable earnings(a)	6,589,086

Net Assets	$120,353,439

Net Asset Value per Common Share:

($120,353,439 ÷ 9,697,573 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$12.41

(a)	Effective December 31, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X and discloses total distributable earnings. See Note 2 for further details.

Statement of Operations

For the Year Ended December 31, 2018

Investment Income:
Dividends (net of foreign withholding taxes of $164,082)	$2,625,873
Interest	505,368

Total Income	3,131,241

Expenses:
Investment advisory fees	1,747,214
Shareholder communications expenses	158,087
Payroll expenses	146,133
Legal and audit fees	100,356
Custodian fees	61,543
Trustees’ fees	47,935
Accounting fees	45,000
Shareholder services fees	24,587
Tax expense	21,698
Interest expense	1,341
Miscellaneous expenses	74,745

Total Expenses	2,428,639

Less:
Expenses paid indirectly by broker (See Note 3)	(2,125)

Net Expenses	2,426,514

Net Investment Income	704,727

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	821,344
Net realized loss on foreign currency transactions	(5,652)

Net realized gain on investments and foreign currency transactions	815,692

Net change in unrealized appreciation/depreciation:
on investments	(23,323,507)
on foreign currency translations	(3,356)

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(23,326,863)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(22,511,171)

Net Decrease in Net Assets Resulting from Operations	(21,806,444)

Total Distributions to Preferred Shareholders	(1,635,000)

Net Decrease in Net Assets Attributable to Common Shareholders Resulting from Operations	$(23,441,444)

See accompanying notes to financial statements.

9

The Gabelli Global Small and Mid Cap Value Trust

Statement of Changes in Net Assets Attributable to Common Shareholders

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income/(loss)	$704,727	$(179,698)
Net realized gain on investments and foreign currency transactions	815,692	1,429,515
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(23,326,863)	24,780,739

Net Increase/(Decrease) in Net Assets Resulting from Operations	(21,806,444)	26,030,556

Distributions to Preferred Shareholders:
Accumulated earnings	(1,635,000)	(1,377,045)*
Return of capital	—	(257,955)

Total Distributions to Preferred Shareholders(a)	(1,635,000)	(1,635,000)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(23,441,444)	24,395,556

Fund Share Transactions:
Net increase from common shares issued in rights offering	—	29,652,555
Offering costs for common shares charged to paid-in capital	(61,193)	(370,000)
Adjustment to offering costs for preferred shares	(28,000)	11,000
Net decrease from repurchase of common shares	(7,047,463)	(715,219)
Net decrease from costs to repurchase common shares	(1,050)	(1,650)

Net Increase/(Decrease) in Net Assets from Fund Share Transactions	(7,137,706)	28,576,686

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	(30,579,150)	52,972,242

Net Assets Attributable to Common Shareholders:
Beginning of year	150,932,589	97,960,347

End of year	$120,353,439	$150,932,589

(a)	Effective December 31, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X. See Note 2 for further details.
*	For the year ended December 31, 2017, the distributions to Preferred shareholders from net investment income and net realized gain were $294,477 and $1,082,568, respectively.

See accompanying notes to financial statements.

10

The Gabelli Global Small and Mid Cap Value Trust

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout the year:

									For the Period
									Ended December
	For the Year Ended December 31,								31,
	2018		2017		2016		2015		2014(a)
Operating Performance:
Net asset value, beginning of period	$14.63		$12.57		$12.20		$11.86		$12.00

Net investment income/(loss)	0.07		(0.01	)(b)	0.10		(0.02	)(b)	(0.07)
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	(2.25)		3.34		0.60		0.34		(0.07)

Total from investment operations	(2.18)		3.33		0.70		0.32		(0.14)

Distributions to Preferred Shareholders: (c)
Net investment income	(0.05)		(0.04)		(0.04)		—		—
Net realized gain	(0.11)		(0.14)		(0.10)		—		—
Return of capital	—		(0.03)		—		—		—

Total distributions to preferred shareholders	(0.16)		(0.21)		(0.14)		—		—

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(2.34)		3.12		0.56		0.32		(0.14)

Distributions to Common Shareholders:
Net investment income	—		—		(0.04)		—		—
Net realized gain	—		—		(0.08)				—

Total distributions to common shareholders	—		—		(0.12)		—		—

Fund Share Transactions:
Increase in net asset value from repurchase of common shares	0.13		0.01		0.07		0.02		0.00 (d)
Decrease in net asset value from costs charged to repurchase of common shares	(0.00	)(d)	(0.00	)(d)	(0.00	)(d)	(0.00	)(d)	—
Offering costs and adjustment to offering costs for preferred shares charged to paid-in capital	(0.00	)(d)	0.00	(d)	(0.14)		—		—
Offering costs for common shares charged to paid-in capital	(0.01)		(0.05)		—		—		—
Decrease in net asset value from rights offering	—		(1.02)		—		—		—

Total fund share transactions	0.12		(1.06)		(0.07)		0.02		0.00 (d)

Net Asset Value Attributable to Common Shareholders, End of Period	$12.41		$14.63		$12.57		$12.20		$11.86

NAV total return †	(15.17)%		24.62%		4.02%		2.87%		(1.17)%

Market value, end of period	$9.80		$12.74		$10.60		$10.40		$10.44

Investment total return ††	(23.08)%		25.40%		2.40%		(0.38)%		(13.00)%

See accompanying notes to financial statements.

11

The Gabelli Global Small and Mid Cap Value Trust

Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout the year:

									For the Period
	For the Year Ended December 31,								Ended December 31,
	2018		2017		2016		2015		2014(a)
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$150,353		$180,933		$127,960		—		—
Net assets attributable to common shares, end of period (in 000’s)	$120,353		$150,933		$97,960		$99,137		$97,857
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions	0.49%		(0.16)%		0.80%		(0.14)%		(1.12	)%(e)
Ratio of operating expenses to average net assets attributable to common shares (f)	1.68	%(g)	1.76	%(g)	1.72	%(g)	1.53	%(g)	1.58	%(e)
Portfolio turnover rate	80.0%		70.4%		76.6%		114.0%		20.0%
5.450% Series A Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$30,000		$30,000		$30,000		—		—
Total shares outstanding (in 000’s)	1,200		1,200		1,200		—		—
Liquidation preference per share	$25.00		$25.00		$25.00		—		—
Average market value (h)	$24.97		$25.30		$25.32		—		—
Asset coverage per share	$125.31		$150.78		$106.63		—		—
Asset Coverage	501%		603%		427%		—		—

†

Based on net asset value per share, adjusted for reinvestment of distributions at net asset value on the ex-dividend dates and adjustments for the rights offering. Total return for a period of less than one year is not annualized.

††

Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan and adjustments for the rights offering. Total return for a period of less than one year is not annualized.

(a)	The Fund commenced investment operations on June 23, 2014.
(b)	Per share amounts have been calculated using the average shares outstanding method.
(c)	Calculated based on average common shares outstanding on record dates throughout the period.
(d)	Amount represents less than $0.005 per share.
(e)	Annualized.
(f)

Ratio of operating expenses to average net assets including liquidation value of preferred shares for the years ended December 31, 2018, 2017, and 2016, would have been 1.39%, 1.39%, and 1.44%, respectively.

(g)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2018, 2017, 2016, and 2015, there was no impact on the expense ratios.

(h)	Based on weekly prices.

See accompanying notes to financial statements.

12

The Gabelli Global Small and Mid Cap Value Trust

Notes to Financial Statements

1. Organization. The Gabelli Global Small and Mid Cap Value Trust (the Fund) is a diversified closed-end management investment company organized as a Delaware statutory trust on August 19, 2013 and registered under the Investment Company Act of 1940, as amended (the 1940 Act). Investment operations commenced on June 23, 2014.

The Fund’s investment objective is to seek long term growth of capital. The Fund will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities (such as common stock and preferred stock) of companies with small or medium sized market capitalizations (small cap and mid cap companies, respectively) and at least 40% of its total assets in the equity securities of companies located outside the U.S. and in at least three countries.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

New Accounting Pronouncements. The SEC recently adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets Attributable to Common Shareholders. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets Attributable to Common Shareholders. These Regulation S-X amendments are reflected in the Fund’s financial statements for the year ended December 31, 2018. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets Attributable to Common Shareholders presented herein have been reclassified to conform to the current year presentation.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals under ASU 2018-13. Management has early adopted the removals set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall

The Gabelli Global Small and Mid Cap Value Trust

Notes to Financial Statements (Continued)

determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

The Gabelli Global Small and Mid Cap Value Trust

Notes to Financial Statements (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2018 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/18
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Aerospace	$3,405,377	—	$5,863	$3,411,240
Cable and Satellite	2,353,322	—	110,125	2,463,447
Business Services	4,992,434	—	191,500	5,183,934
Health Care	8,721,541	$34,820	—	8,756,361
Other Industries (a)	114,564,248	—	—	114,564,248
Total Common Stocks	134,036,922	34,820	307,488	134,379,230
Closed-End Funds(a)	205,250	—	—	205,250
Preferred Stock(a)	—	286,650	—	286,650
Rights (a)	—	—	90	90
U.S. Government Obligations	—	20,734,556	—	20,734,556
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$134,242,172	$21,056,026	$307,578	$155,605,776

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the year ended December 31, 2018, the Fund had transfers from Level 1 to Level 3 of $1,708,647 or 1.13% of net assets as of December 31, 2017. Transfers from Level 1 to Level 3 are due to a decrease in market activity, e.g., frequency of trades, which resulted in a decrease in available market inputs to determine the prices. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The Gabelli Global Small and Mid Cap Value Trust

Notes to Financial Statements (Continued)

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/17	Accrued discounts/ (premiums)	Realized gain/ (loss)†	Change in unrealized appreciation/ (depreciation)†	Purchases	Proceeds received	Transfers into Level 3††	Transfers out of Level 3††	Balance as of 12/31/18	Net change in unrealized appreciation/ (depreciation) during the period on Level 3 investments still held at 12/31/18†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$506,211	—	$1,005,236	$(17,706)	$5,927	$(2,900,827)	$1,708,647	—	$307,488	$(43,788)
Rights (a)	13,410	—	48,000	(13,320)	—	(48,000)	—	—	90	—
TOTAL INVESTMENTS IN SECURITIES	$519,621	—	$1,053,236	$(31,026)	$5,927	$(2,948,827)	$1,708,647	—	$307,578	$(43,788)

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.
†	Realized gain/(loss) and net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.
††	The Fund’s policy is to recognize transfers into and out of Level 3 as of the beginning of the reporting period.

The following tables summarize the valuation techniques used and unobservable inputs utilized to determine the value of certain of the Fund’s Level 3 investments as of December 31, 2018:

Description	Balance at 12/31/18	Valuation Technique	Unobservable Input	Range
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$307,488	Last available closing price/spin-off/Acquisition price	Discount Range	0%
Rights (a)	90	Merger/Acquisition price	Discount Range	0%

Total	$307,578

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Range	Decrease	Increase

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual

The Gabelli Global Small and Mid Cap Value Trust

Notes to Financial Statements (Continued)

transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended December 31, 2018, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was approximately 2 basis points.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

17

The Gabelli Global Small and Mid Cap Value Trust

Notes to Financial Statements (Continued)

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities, passive foreign investment companies, and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses, reclassification of capital gain on investments in passive foreign investment companies, and sale of investments no longer considered passive foreign investment companies. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2018, reclassifications were made to decrease paid-in capital by $22,878 with an offsetting adjustment to total distributable earnings.

Distributions to shareholders of the Fund’s 5.45% Series A Cumulative Preferred Shares (Series A Preferred) are recorded on a daily basis and are determined as described in Note 5.

The tax character of distributions paid during the years ended December 31, 2018 and 2017 was as follows:

	Year Ended December 31, 2018	Year Ended December 31, 2017
	Preferred	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$635,752	$1,181,927
Net long term capital gains	999,248	195,118
Return of capital	—	257,955

Total distributions paid	$1,635,000	$1,635,000

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies. For the year ended December 31, 2018, the Fund incurred Federal excise tax of $21,698.

18

The Gabelli Global Small and Mid Cap Value Trust

Notes to Financial Statements (Continued)

As of December 31, 2018, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed ordinary income	$172,975
Undistributed long term capital gains	475,030
Net unrealized appreciation on investments and foreign currency translations	5,941,081

Total	$6,589,086

At December 31, 2018, the temporary differences between book basis and tax basis net unrealized appreciation on investments were primarily due to deferral of losses on wash sales for tax purposes and mark-to market adjustments on passive foreign investment companies.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2018:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$149,663,901	$19,744,812	$(13,802,937)	$5,941,875

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended December 31, 2018, the Fund did not incur any income tax, interest or penalties. As of December 31, 2018, the Adviser has reviewed the open tax years and concluded that there was no tax impact to the Fund’s net assets or results of operations. The Fund’s current federal and state tax returns will remain open for three fiscal years, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

During the year ended December 31, 2018, the Fund paid $48,617 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the year ended December 31, 2018, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $2,125.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2018, the Fund accrued $45,000 in accounting fees in the Statement of Operations.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation

The Gabelli Global Small and Mid Cap Value Trust

Notes to Financial Statements (Continued)

from affiliates of the Adviser). During the year ended December 31, 2018, the Fund accrued $146,133 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $3,000 plus $1,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended, the Audit Committee Chairman receives an annual fee of $2,000 and the Nominating Committee Chairman and the Lead Trustee each receives an annual fee of $1,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2018, other than short term securities and U.S. Government obligations, aggregated $136,693,160, and $116,833,900, respectively.

5. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). On October 23, 2017, the Fund distributed one transferable right for each of the 7,735,448 common shares outstanding on that date. Three rights were required to purchase one additional common share at the subscription price of $11.50 per share in accordance with the offering document authorized by the Board. On December 12, 2017, the Fund issued 2,578,483 common shares receiving net proceeds of $29,221,362, after the deduction of offering expenses of $431,193. The NAV per share of the Fund was reduced by approximately $1.02 per share on the day the additional shares were issued below NAV. The Board has authorized the repurchase and retirement of its common shares on the open market when the shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the years ended December 31, 2018 and 2017, the Fund repurchased and retired 616,358 and 58,773 of its common shares at an investment of $7,047,463 and $715,219 and an average discount of 17.43% and 13.51%, respectively, from its net asset value.

Transactions in common shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Increase from common shares issued in rights offering	—	—	2,578,483	$29,652,555
Decrease from repurchase of common shares	(616,358)	$(7,047,463)	(58,773)	(715,219)

Net increase/(decrease)	(616,358)	$(7,047,463)	2,519,710	$28,937,336

As of December 31, 2018, after considering the issuance of the Series A Preferred and additional common shares, the Fund has approximately $40 million available for issuance of common or preferred shares under the current shelf registration.

The Fund’s Declaration of Trust, as amended, authorizes the issuance of 1,200,000 shares of $0.001 par value Cumulative Preferred Shares (Preferred Shares). The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on the Series A Preferred are cumulative. The Fund is required by the 1940 Act and by the Fund’s Statement of Preferences to meet certain asset coverage tests with respect

The Gabelli Global Small and Mid Cap Value Trust

Notes to Financial Statements (Continued)

to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Preferred Shares at the redemption price of $25 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

On May 10, 2016, the Fund received $28,885,357 (after underwriting discounts of $945,000 and offering expenses of $169,643) from the public offering of 1,200,000 shares of 5.450% Series A Preferred Shares (Series A Preferred). Commencing May 10, 2021 and at any time thereafter, the Fund, at its option, may redeem the Series A Preferred in whole or in part at the redemption price plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares. In addition, the Board has authorized the repurchase of Series A Preferred Shares in the open market at prices less than the $25 liquidation value per share. During the years ended December 31, 2018 and 2017, the Fund did not repurchase any of the Series A Preferred. At December 31, 2018, 1,200,000 Series A Preferred were outstanding and accrued dividends amounted to $22,708.

The holders of Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Stock voting together as a single class also have the right currently to elect two Trustees and, under certain circumstances, are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Global Small and Mid Cap Value Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

The Gabelli Global Small and Mid Cap Value Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Global Small and Mid Cap Value Trust (the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets attributable to common shareholders for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2018, and for the period June 23, 2014 (commencement of operations) through December 31, 2014 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets attributable to common shareholders for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the four years in the period ended December 31, 2018, and for the period June 23, 2014 (commencement of operations) through December 31, 2014 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 28, 2019

We have served as the auditor of one or more investment companies in Gabelli/GAMCO Fund Complex since 1986.

The Gabelli Global Small and Mid Cap Value Trust

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Small and Mid Cap Value Trust at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[3]

INTERESTED TRUSTEES[4]:

Mario J. Gabelli, CFA Trustee and Chief Investment Officer Age: 76	Since 2013**	35	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications)

Kevin V. Dreyer Trustee and Portfolio Manager Age: 41	Since 2016*	1	Managing Director and Co-Chief Investment Officer of the Value team of GAMCO Investors, Inc.; Portfolio Manager for Gabelli Funds, LLC and GAMCO Asset Management Inc.	—

INDEPENDENT TRUSTEES[5] :

John Birch[6,7] Trustee Age: 68	Since 2018*	3	Partner, The Cardinal Partners Global; Chief Operating Officer of Sentinel Asset Management and Chief Financial Officer and Chief Risk Officer of Sentinel Group Funds (2005-2015)	—

Anthony S. Colavita Trustee Age: 57	Since 2018***	22	Attorney, Anthony S. Colavita, P.C.	—

James P. Conn Trustee Age: 80	Since 2013**	26	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Frank J. Fahrenkopf, Jr.[6,7] Trustee Age: 79	Since 2013***	14	Co-Chairman of the Commission on Presidential Debates; Former President and Chief Executive Officer of the American Gaming Association (1995-2013); Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking); Director of Eldorado Resorts, Inc. (casino entertainment company)

Kuni Nakamura[6,7] Director Age: 50	Since 2013*	37	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Salvatore J. Zizza Trustee Age: 73	Since 2013*	32	President of Zizza & Associates Corp. (private holding company); Chairman of BAM (semiconductor and aerospace manufacturing); President of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018)

23

The Gabelli Global Small and Mid Cap Value Trust

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 67	Since 2013	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 42	Since 2017	Treasurer of funds within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 60	Since 2013	Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary and Vice President Age: 46	Since 2014	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013

Richard J. Walz Chief Compliance Officer Age: 59	Since 2014	Chief Compliance Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013

Camillo Schmidt-Chiari Assistant Vice President and Ombudsman Age: 38	Since 2014	Assistant Vice President and Ombudsman of The Global Small and Mid Cap Value Trust; Research Analyst for Gabelli & Partners GmbH 2009-2012

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*	Term expires at the Fund’s 2019 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	Term expires at the Fund’s 2020 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	Term expires at the Fund’s 2021 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Fund, as defined in the 1940 Act. Messrs. Gabelli and Dreyer are considered “interested persons” because of their affiliation with Gabelli Funds, LLC, which acts as the Fund’s investment adviser.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.
[6]	This Trustee is elected solely by and represents the shareholders of the preferred shares issued by this Fund.
[7]

Mr. Fahrenkopf’s daughter, Lesle. F. Foley, serves as a director of other funds in the Fund Complex, and Messrs. Birch and Nakamura are directors of Gabelli Merger Plus+ Trust Plc, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and, in that event, would be deemed to be under common control with the Fund’s Adviser.

24

THE GABELLI GLOBAL SMALL AND MID CAP VALUE TRUST

INCOME TAX INFORMATION (Unaudited)

December 31, 2018

Cash Dividends and Distributions

Payable Date	Record Date	Ordinary Investment Income(a)	Long Term Capital Gains(a)	Return of Capital(b)	Total Amount Paid Per Share(a)
5.450% Series A Cumulative Preferred Shares
03/26/18	03/19/18	$0.13245	$0.20818	—	$0.34062
06/26/18	06/19/18	0.13245	0.20818	—	0.34062
09/26/18	09/19/18	0.13245	0.20818	—	0.34062
12/26/18	12/18/18	0.13245	0.20818	—	0.34062

		$0.52979	$0.83271	—	$1.36250

A Form 1099-DIV has been mailed to all shareholders of record which sets forth specific amounts to be included in your 2018 tax returns. Ordinary distributions include net investment income and realized net short term capital gains. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV.

The long term gain distributions for the year ended December 31, 2018 were $999,248 or the maximum amount.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

In 2018, the Fund paid to 5.450% Series A Cumulative Preferred shareholders ordinary income dividends of $0.5298 per share, respectively. For 2018, 100% of the ordinary dividend qualified for the dividend received deduction available to corporations, 100% of the ordinary income distribution was deemed qualified dividend income, and 18.07% of ordinary income distribution was qualified interest income and 100% of ordinary income distribution was qualified short term capital gain. The percentage of ordinary income dividends paid by the Fund during 2018 derived from U.S. Government securities was 13.44%. Such income is exempt from state and local taxes in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of its fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2018. The percentage of U.S. Government securities held as of December 31, 2018 was 13.3%.

Historical Distribution Summary

	Investment Income(c)	Short Term Capital Gains(c)	Long Term Capital Gains	Return of Capital(b)	Total Distributions(a)	Adjustment to Cost Basis(d)
Common Shares
2018	—	—	—	—	—	—
2017(e)	—	—	—	—	—	—
2016	$0.03560	$0.06970	$0.01470	—	$0.12000	—
5.450% Series A Cumulative Preferred Shares
2018	$0.44587	$0.08392	$0.83271	—	$1.36250	—
2017	0.16835	0.73937	0.16260	$0.29218	1.36250	$0.29218
2016	0.25481	0.49866	0.10567	—	0.85914	—

(a) Total amounts may differ due to rounding.

(b) Non - Taxable.

(c) Taxable as ordinary income for Federal tax purposes.

(d) Decrease in Cost basis.

(e) On October 23, 2017, the Fund distributed Rights equivalent to $1.02 per share based upon full subscription of all issued shares.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

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THE GABELLI GLOBAL SMALL AND MID CAP VALUE TRUST

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA degree with honors from Columbia Business School.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA degree from Columbia Business School.

Jeffrey J. Jonas, CFA, joined Gabelli in 2003 as a research analyst focusing on companies across the healthcare industry. In 2006, he began serving as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Jonas was a Presidential Scholar at Boston College, where he received a BS in Finance and Management Information Systems.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “World Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “World Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGGZX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI GLOBAL SMALL AND MID CAP VALUE TRUST

One Corporate Center

Rye, NY 10580-1422

t 800-GABELLI (800-422-3554)

f 914-921-5118

e info@gabelli.com

GABELLI.COM

TRUSTEES	OFFICERS

Mario J. Gabelli, CFA Chairman and Chief Executive Officer, GAMCO Investors, Inc. Executive Chairman,	Bruce N. Alpert President John C. Ball Treasurer
Associated Capital Group Inc. John Birch Partner, The Cardinal Partners Global	Agnes Mullady Vice President Andrea R. Mango Secretary & Vice President

Anthony S. Colavita	Richard J. Walz
Attorney,	Chief Compliance Officer
Anthony S. Colavita, P.C.
Camillo Schmidt-Chiari
James P. Conn	Assistant Vice President &
Former Managing Director &	Ombudsman
Chief Investment Officer,
Financial Security Assurance	INVESTMENT ADVISER
Holdings Ltd.
Gabelli Funds, LLC
Kevin V. Dreyer	One Corporate Center
Managing Director,	Rye, New York 10580-1422
GAMCO Investors, Inc.
CUSTODIAN
Frank J. Fahrenkopf, Jr.
Former President & Chief Executive Officer, American Gaming Association	State Street Bank and Trust Company COUNSEL

Kuni Nakamura	Skadden, Arps, Slate, Meagher &
President,	Flom LLP
Advanced Polymer, Inc.
Salvatore J. Zizza	TRANSFER AGENT AND REGISTRAR
Chairman,
Zizza & Associates Corp.	Computershare Trust Company, N.A.

GGZ Q4/2018

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Kuni Nakamura is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $30,750 for 2017 and $30,750 for 2018.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2017 and $0 for 2018.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,010 for 2017 and $4,010 for 2018. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $11,500 for 2017 and $0 for 2018. All other fees represent services provided in review of registration statements.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2017 and $0 for 2018.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated audit committee consisting of the following members: John Birch, Frank J. Fahrenkopf, Jr., Kuni Nakamura, and Salvatore J. Zizza.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

POLICY REGARDING VOTING OF PROXIES ON BEHALF OF CLIENTS

Purpose and Scope

The purpose of this policy and its related procedures regarding voting proxies for securities held in Client accounts and for which an Adviser has been delegated proxy voting authority (“Client Proxies”) is to establish guidelines regarding Client Proxies that are reasonably designed to conform with the requirements of applicable law (this “Policy”).

General Policy

Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises proxy voting authority over client securities to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes proxies related to client securities in the best interest of its Clients; (ii) ensure that the written policies and procedures address material conflicts that may arise between the interests of the investment adviser and those of its Clients; (iii) describe its proxy voting procedures to Clients, and provide copies of such procedures upon request by such Clients; and (iv) disclose to Clients how they may obtain information from the Adviser about how the Adviser voted with respect to their Securities. Each Adviser is committed to implementing policies and procedures that conform with the requirements of the Advisers Act. To that end, it has implemented this Policy to facilitate the Adviser’s compliance with Rule 206(4)-6 and to ensure that proxies related to Client Securities are voted (or not voted) in a manner consistent with the best interest of its Clients.

The Voting of Proxies on Behalf of Clients

These following procedures will be used by each of the Advisers to determine how to vote proxies relating to portfolio Securities held by their Clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the investors in a Private Fund Client, RIC or Managed Account Client, on the one hand, and those of the Adviser; the principal underwriter; or any affiliated person of such Client, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed with a Client to vote the Client’s proxies in accordance with specific guidelines or procedures supplied by the Client (to the extent permitted by ERISA)1.

Proxy Voting Committee

The Advisers’ Proxy Voting Committee (the “Proxy Committee”) was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters of the Proxy Voting Guidelines, which are appended as EXHIBIT A to this Policy. The Proxy Committee includes representatives from Research, Administration, Legal, and the Advisers. Additional or

1 With respect to any Private Fund Client or RIC Client, such deviation from these guidelines will be disclosed in the offering materials for such Client.

Revised: November 14, 2018

replacement members of the Proxy Committee will be nominated by the Chairman and voted upon by the entire Proxy Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their Clients.

In general, the Director of Proxy Voting Services, using the Proxy Voting Guidelines, recommendations of Institutional Shareholder Services Inc. (“ISS”), Glass Lewis & Co., LLC (“Glass Lewis”), other third-party services and the analysts of G.research, will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Voting Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Voting Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Voting Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Proxy Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Proxy Committee, the Director of Proxy Voting Services or the General Counsel as controversial, taking into account the recommendations of ISS, Glass Lewis, other third party services and the analysts of G.research, will be presented to the Proxy Voting Committee. If the Chairman of the Proxy Committee, the Director of Proxy Voting Services or the General Counsel has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Committee; or (3) may give rise to a conflict of interest between the Advisers and investors in the Clients or the Clients, the Chairman of the Proxy Committee will initially determine what vote to recommend that the relevant Adviser should cast and that determination will go before the Proxy Committee for review.

Conflicts of Interest

The Advisers have implemented this Policy in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Voting Guidelines, as well as the recommendations of ISS, Glass Lewis, other third-party services and the analysts of G.research, the Advisers seek to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with a proxy vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the investors in a Client regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a Client of one of the Adviser. A conflict also may arise when a Client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the General Counsel, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

Revised: November 14, 2018

Operation of the Proxy Committee

For matters submitted to the Proxy Committee, each member of the Proxy Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the portfolio manager of the applicable Client and any recommendations by G.research analysts. The portfolio manager, any member of Senior Management or the G.research analysts may be invited to present their viewpoints to the Proxy Committee. If the Director of Proxy Voting Services or the General Counsel believes that the matter before the Proxy Committee is one with respect to which a conflict of interest may exist between the Advisers and their Clients’ or investors, the General Counsel may provide an opinion to the Proxy Committee concerning the conflict. If the matter is one in which the interests of the Clients or investors, on the one hand, or the applicable Adviser, on the other, may diverge, The General Counsel may so advise and the Proxy Committee may make different recommendations as to different Clients. For any matters where the recommendation may trigger appraisal rights, The General Counsel may provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Proxy Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Proxy Committee, the Chairman of the Proxy Committee will cast the deciding vote. The Proxy Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Voting Guidelines express the normal preferences for the voting of any interests not covered by a contrary investment guideline provided by the Client, the Proxy Committee is not bound by the preferences set forth in the Proxy Voting Guidelines and will review each matter on its own merits. The Advisers subscribe to ISS and Glass Lewis, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter may be referred to the General Counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

Social Issues and Other Client Guidelines

If a Client has provided and the Advisers have accepted special instructions relating to the voting of proxies, they should be noted in the Client’s account file and forwarded to the Proxy Voting Department. This is the responsibility of the investment professional or sales assistant for the Client. In accordance with Department of Labor guidelines, each Adviser shall vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the Client in a manner consistent with any individual investment/voting guidelines provided by the Client. Otherwise the Advisers may abstain with respect to those shares.

Revised: November 14, 2018

Specific to the Gabelli ESG Fund, the Proxy Voting Committee will rely on the advice of the portfolio managers of the Gabelli ESG Fund to provide voting recommendations on the securities held in the portfolio.

Client Retention of Voting Rights

If a Client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the Client.

- Operations

- Proxy Department

- Investment professional assigned to the account

- Chief Compliance Officer

In the event that the Board of Directors (or a Committee thereof) of one or more of the Clients managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) of the Client with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the Clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the Client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-US markets may also give rise to a number of administrative issues to prevent the Advisers from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. In these cases, the Advisers will look to Glass Lewis or other third party service for recommendations on how to vote. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-US markets, we vote client proxies on a best efforts basis.

Voting Records and Client Disclosure

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their Clients. The Advisers will supply information on how they voted a Client’s proxy upon request from the Client or an investor in a Client.

Revised: November 14, 2018

Registered Investment Companies and Form N-PX

The complete voting records for each RIC that is managed by an Adviser will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the RIC proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Form ADV Disclosure

Each Adviser to a RIC or Private Fund Client will disclose in Part 2A of its Form ADV that such Clients may contact the Chief Compliance Officer during regular business hours, via email or telephone, to obtain information on how each Adviser voted such Client’s proxies for the past 5 years. The summary of this Policy included in each Adviser’s Part 2A of its Form ADV will be updated whenever this Policy is revised. Clients may also receive a copy of this Policy upon their request.

Note that updating the Form ADV with a change to this Policy outside of the annual update is voluntary. However, each Adviser will need to communicate to the Client any changes to this Policy affecting its fiduciary duty.

The Advisers’ proxy voting records will be retained in accordance with the Policy Regarding Recordkeeping.

Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

*            Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

*            Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3. Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Revised: November 14, 2018

Security Name and CUSIP Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How the Adviser voted for the client on item

4.  VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5.  If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.

•	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6.  In the case of a proxy contest, records are maintained for each opposing entity.

7.  Voting in Person

a)  At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

*            Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

Revised: November 14, 2018

*            Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b)    The legal proxies are given to the person attending the meeting along with the limited power of attorney.

Revised: November 14, 2018

EXHIBIT A

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of the Advisers to vote in the best economic interests of our Clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first Proxy Committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

*            Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of votes

*            Qualifications

*            Nominating committee in place

*            Number of outside directors on the board

*            Attendance at meetings

*            Overall performance

Revised: November 14, 2018

Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

*	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

*	Amount of stock currently authorized but not yet issued or reserved for stock option plans

*	Amount of additional stock to be authorized and its dilutive effect

Revised: November 14, 2018

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis. In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on the record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Revised: November 14, 2018

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board. Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Reviewed on a case-by-case basis.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers. As a fiduciary, we are obligated to vote in the best economic interests of our Clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price for ERISA Clients. We must take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA Clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the Client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our Clients. It is not our duty to impose our social judgment on others.

Revised: November 14, 2018

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA Clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA Clients, we will vote according to Client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control, unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

*	State of Incorporation

*	Management history of responsiveness to shareholders

*	Other mitigating factors

Poison Pills

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

*	Dilution of voting power or earnings per share by more than 10%.

*	Kind of stock to be awarded, to whom, when and how much.

*	Method of payment.

*	Amount of stock already authorized but not yet issued under existing stock plans.

Revised: November 14, 2018

*	The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority voting requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approval by a simple majority of the shares voting.

Reviewed on a case-by-case basis.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation. We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”). In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

Proxy Access

Proxy access is a tool used to attempt to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case-by-case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

Revised: November 14, 2018

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGERS

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of the Board of Directors of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School, and Honorary Doctorates from Fordham University and Roger Williams University.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. He currently serves as Co-Chief Investment Officer of GAMCO Investors, Inc.’s Value team and a portfolio manager of Gabelli Funds, LLC. He manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA from Columbia Business School.

Jeffrey J. Jonas, CFA, joined Gabelli in 2003 as a research analyst focusing on companies across the healthcare industry. In 2006, he began serving as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Jonas was a Presidential Scholar at Boston College, where he received a BS in Finance and Management Information Systems.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. He currently serves as Co-Chief Investment Officer of GAMCO Investors, Inc.’s Value team and a portfolio manager of Gabelli Funds, LLC. He manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA with honors from Columbia Business School.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by the portfolio managers and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2018. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
1. Mario J. Gabelli	Registered Investment Companies:	24	$19.2 billion	6	$5.0 billion
	Other Pooled Investment Vehicles:	11	$983.1 million	8	$806.8 million
	Other Accounts:	1,214	$8.4 billion	1	$194.8 million

2. Kevin V. Dreyer	Registered Investment Companies:	6	$6.4 billion	2	$3.9 billion

	Other Pooled Investment Vehicles:	1	$29.7 million	0	$0
	Other Accounts:	353	$1.7 billion	0	$0

3. Christopher J. Marangi	Registered Investment Companies:	7	$6.7 billion	3	$4.2 billion
	Other Pooled Investment Vehicles:	1	$29.7 million	0	$0
	Other Accounts:	357	$1.6 billion	0	$0

4. Jeffrey Jonas	Registered Investment Companies:	3	$4.6 billion	1	$2.2 billion
	Other Pooled Investment Vehicles:	1	$5.4 million	1	$5.4 million
	Other Accounts:	9	$50.8 million	0	$0

POTENTIAL CONFLICTS OF INTEREST

As reflected above, the Portfolio Managers manage accounts in addition to the Trust. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, the Portfolio Managers manage multiple accounts. As a result, they will not be able to devote all of their time to the management of the Trust. The Portfolio Managers, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he/she were to devote all of their attention to the management of only the Trust.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, the Portfolio Managers manage managed accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, a fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli’s indirect majority ownership interest in G.research, LLC, he may have an incentive to use G.research to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, the Portfolio Managers may determine that an investment opportunity may be appropriate for only some of the accounts for which he/she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differs among the accounts that he/she manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if the Portfolio Manager manages accounts which have performance fee arrangements, certain portions of their compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Trust. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Trust. Six closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other closed-end registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options. Mr. Gabelli may also enter into and has entered into agreements to defer or waive his compensation.

COMPENSATION STRUCTURE FOR THE PORTFOLIO MANAGERS OTHER THAN MR. GABELLI

The compensation for the Portfolio Managers other than Mr. Gabelli for the Trust is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers other than Mr. Gabelli receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of restricted stock, and incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing the Trust to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the Portfolio Managers’ compensation) allocable to the Trust (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Managers, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli, Kevin V. Dreyer, Jeffrey J. Jonas, and Christopher J. Marangi owned Over $1 million, $10,001- $50,000, $10,001- $50,000, and $10,001- $50,000, respectively of shares of the Trust as of December 31, 2018.

(b)        Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 07/01/2018 through 07/31/2018	Common – 59,856 Preferred Series A – N/A	Common – $12.19 Preferred Series A – N/A	Common – 59,856 Preferred Series A – N/A	Common – 10,223,678 - 59,856 = 10,163,822 Preferred Series A – 1,200,000

Month #2 08/01/2018 through 08/31/2018	Common – 69,087 Preferred Series A – N/A	Common – $12.25 Preferred Series A – N/A	Common – 69,087 Preferred Series A – N/A	Common – 10,163,822 - 69,087 = 10,094,735 Preferred Series A – 1,200,000
Month #3 09/01/2018 through 09/30/2018	Common – 47,321 Preferred Series A – N/A	Common – $12.27 Preferred Series A – N/A	Common – 47,321 Preferred Series A – N/A	Common – 10,094,735 - 47,321 = 10,047,414 Preferred Series A – 1,200,000
Month #4 10/01/2018 through 10/31/2018	Common – 96,300 Preferred Series A – N/A	Common – $11.48 Preferred Series A – N/A	Common – 96,300 Preferred Series A – N/A	Common – 10,047,414 - 96,300 = 9,951,114 Preferred Series A – 1,200,000
Month #5 11/01/2018 through 11/30/2018	Common – 121,868 Preferred Series A – N/A	Common – $10.93 Preferred Series A – N/A	Common – 121,868 Preferred Series A – N/A	Common – 9,951,114 - 121,868 = 9,829,246 Preferred Series A – 1,200,000
Month #6 12/01/2018 through 12/31/2018	Common – 131,673 Preferred Series A – N/A	Common – $10.32 Preferred Series A – N/A	Common – 131,673 Preferred Series A – N/A	Common – 9,829,246 - 131,673 = 9,697,573 Preferred Series A – 1,200,000
Total	Common – 526,105 Preferred Series A – N/A	Common – $11.58 Preferred Series A – N/A	Common – 526,105 Preferred Series A – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.

The date each plan or program was announced. – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.

The dollar amount (or share or unit amount) approved. – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program. – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table. The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1) Gross income from securities lending activities; $0

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees; $0

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); $0 and

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)). $0

(c)	If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year. N/A

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Gabelli Global Small and Mid Cap Value Trust

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/7/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/7/19

By (Signature and Title)* /s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date 3/7/19

* Print the name and title of each signing officer under his or her signature.